INCOME TAXES	12 Months Ended
Dec. 31, 2023
Income Tax Disclosure [Abstract]
INCOME TAXES

NOTE L – INCOME TAXES

The components of our deferred tax assets are as follows:

	December 31,
	2023	2022
Deferred Tax Assets:
Intangible assets	$280,000	$-
Section 174	70,000	23,000
Accrued expenses	300,000	53,000
Federal net operating losses	1,200,000	180,000
Research and development credit	50,000	-
Total deferred tax assets	1,900,000	256,000
Less: Valuation allowance	(1,880,000)	(256,000)
Net Deferred Tax Assets:	$20,000	$-
Deferred Tax Liabilities:
Fixed assets	$(20,000)	$-
Net Deferred Tax Liability	$-	$-

The benefit of income taxes for the years ended December 31, 2023 and 2022 consist of the following:

	For the years ended December 31,
	2023	2022
U.S. federal
Current	$-	$-
Deferred	(1,624,000)	(256,000)
State and local
Current	-	-
Deferred	-	-
Valuation allowance	1,624,000	256,000
Income Tax Provision (Benefit)	$-	$-

A reconciliation of the statutory income tax rate to the effective tax rate is as follows:

	December 31,
	2023	2022
Federal rate	$(2,460,000)	$(142,000)
Stock compensation	1,020,000	-
Gain on extinguishment	-	(115,000)
Federal RTP	(30,000)	-
Deferred tax adjustment	(150,000)	-
Other	(4,000)	1,000
Change in valuation allowance	1,624,000	256,000
Income Tax Provision (Benefit)	$-	$-

As of the Company’s last filed Federal returns on December 31, 2022 and 2021, the Company has net operating losses of $1,104,955 and $148,421, respectively, available for carryforward to future years. These operating losses are indefinite lived, however their deductibility is limited under Internal Revenue Code 720.

As of December 31, 2023 the Company has a valuation allowance of $1,880,000 against all net domestic deferred tax assets, for which realization cannot be considered more likely than not at this time. The net change in the valuation allowance was $1,624,000 for the year ended December31, 2023. Management assesses the need for the valuation allowance on an annual basis. In assessing the need for a valuation allowance, the Company considers all positive and negative evidence, including scheduled reversals of deferred tax liabilities, projected future taxable income, tax planning strategies, and past financial performance.

On May 3, 2023 the Company acquired DM Lab in an asset purchase agreement, which is deemed an asset acquisition for tax purposes. Per the acquisition accounting, no goodwill was created in this transaction. As an asset deal, the fair value of the intangibles and fixed assets from the DM acquisition have the same book and tax basis’s as of the opening balance sheet date. The majority of the assets acquired were intangible assets and the intangible asset deferred account represents the difference between net book and net tax value of the acquired assets as of December 31, 2023.

Wyoming has no corporate income tax.

The Company does not expect any material changes in the amount of unrecognized tax benefits within the next twelve months. The Company files tax returns as prescribed by the laws of the jurisdictions in which it operates. In the normal course of business, the Company is subject to examination by federal and state jurisdictions, where applicable. There are currently no pending tax examinations. The statute of limitations period is generally three years. Due to the extent of the net operating loss carryforward, however, all tax years remain open to examination.